UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2021 Annual Meeting of Shareholders on June 14, 2021.

(b)

GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of Directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2021.

(1)    Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	1,040,792,842	95.68	46,960,109	5,528,783	132,611,618
Wesley G. Bush	1,083,219,771	99.21	8,677,233	1,384,730	132,611,618
Linda R. Gooden	1,086,947,103	99.51	5,338,151	996,480	132,611,618
Joseph Jimenez	1,086,248,464	99.46	5,943,467	1,089,803	132,611,618
Jane L. Mendillo	1,082,069,722	99.07	10,172,673	1,039,339	132,611,618
Judith A. Miscik	1,076,334,551	98.61	15,117,023	1,830,160	132,611,618
Patricia F. Russo	989,022,872	91.19	95,538,219	8,720,643	132,611,618
Thomas M. Schoewe	1,080,096,714	98.92	11,785,544	1,399,476	132,611,618
Carol M. Stephenson	1,063,118,693	97.37	28,703,896	1,459,145	132,611,618
Mark A. Tatum	1,090,260,370	99.82	1,928,091	1,093,273	132,611,618
Devin N. Wenig	1,089,784,412	99.78	2,393,435	1,103,887	132,611,618
Margaret C. Whitman	1,089,916,888	99.79	2,305,587	1,059,259	132,611,618

(2)    Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	1,041,571,689	95.27%
Votes Against	49,557,454
Abstentions	2,152,591
Broker Non-Votes	132,611,618

(3)    Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2021. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2021.

Votes For	1,219,955,584	99.52%
Votes Against	4,799,525
Abstentions	1,138,243
Broker Non-Votes	0

(4)    Shareholder Proposal Regarding Shareholder Written Consent. GM’s shareholders did not approve the shareholder proposal regarding shareholder written consent.

Votes For	541,477,920	49.53%
Votes Against	546,534,712
Abstentions	5,269,102
Broker Non-Votes	132,611,618

(5)    A Shareholder Proposal Regarding A Report on Greenhouse Gas Emissions Targets as a Performance Element of Executive Compensation. GM’s shareholders did not approve the shareholder proposal regarding a report on greenhouse gas emissions targets as a performance element of executive compensation.

Votes For	171,614,149	15.70%
Votes Against	882,422,286
Abstentions	39,245,299
Broker Non-Votes	132,611,618

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ Ann Cathcart Chaplin
Ann Cathcart Chaplin
Corporate Secretary & Deputy General Counsel

Date: June 16, 2021